Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Per Share data	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Allowance for Doubtful Accounts Receivable, Current	$ 15	$ 22
Stockholders' equity:
Common Stock, Shares Authorized	960	960
Common Stock, Par or Stated Value Per Share	$ 1	$ 1
Common Stock, Shares Issued	620	618
Treasury Stock, Shares	35	35